IMPORTANT NOTICE
ProShares Long Online/Short Stores ETF (CLIX)
ProShares Online Retail ETF (ONLN)
(each a “Fund”)
Supplement dated January 30, 2019
to each Fund’s Statutory Prospectus
dated October 1, 2018
After the close of business on February 6, 2019, each Fund will reduce the size of its Creation Units to 10,000 shares.

1.	The following replaces the corresponding information in the Summary Section for each Fund:

Purchase and Sale of Fund Shares
The Fund will issue and redeem shares only to Authorized Participants (typically broker-dealers) in exchange for the deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as Creation Units, each of which is comprised of 10,000 shares. Retail investors may only purchase and sell shares on a national securities exchange through a broker-dealer. Because the Fund’s shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount).

2.	The following is added to the Management of ProShares Trust section of the Prospectus:

For Funds with Creation Units of Less Than 25,000 Shares

Under normal circumstances, the ProShares Long Only/Short Stores ETF and ProShares Online Retail ETF will pay out redemption proceeds to a redeeming Authorized Participant within two days after the Authorized Participant’s redemption request is received, in accordance with the process set forth in the Funds’ SAI and in the Authorized Participant Agreement between the Authorized Participant and the Funds’ distributor. However, the Funds reserve the right, including under stressed market conditions, to take up to seven days after the receipt of a redemption request (as discussed in the Funds’ SAI) to pay an Authorized Participant, all as permitted by the 1940 Act. The Funds anticipate regularly meeting redemption requests primarily through in-kind redemptions. However, the Funds reserve the right to pay redemption proceeds to an Authorized Participant in cash, consistent with the Trust’s exemptive relief. Cash used for redemptions will be raised from the sale of portfolio assets or may come from existing holdings of cash or cash equivalents.

Please retain this supplement for future reference.